UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE7, Asset-Backed Certificates, Series 2004-HE7, which was made on September 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on September 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 30, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
David Ratner 714.259.6251
david.ratner@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-11

Page 15-20
Page 21-26
Page 27-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE7
BS004HE7_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Aug-04
27-Sep-04
25-Sep-34
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.037799%
1.640000%
1.840000%
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC II
Statement Date:
ABN AMRO Acct: 722035.3
1000.000000000
29.473000483
0.000000000
970.526999517
1.335000000
1.980000000%
0.00
0.00
0.000000000
1.78000000%
0.000000000
073879EQ7
I-A-1
37,284,000.00
37,284,000.00
1,098,871.35
0.00
36,185,128.65
49,774.14
1000.000000000
0.000000000
0.000000000
1000.000000000
1.552499948
2.270000000%
0.00
0.00
0.000000000
2.07000000%
0.000000000
073879ER5
I-A-2
47,737,000.00
47,737,000.00
0.00
0.00
47,737,000.00
74,111.69
1000.000000000
12.924705072
0.000000000
987.075294928
1.515000000
2.220000000%
0.00
0.00
0.000000000
2.02000000%
0.000000000
073879ES3
I-A-3
207,000,000.00
207,000,000.00
2,675,413.95
0.00
204,324,586.05
313,605.00
1000.000000000
14.297239724
0.000000000
985.702760276
1.485000007
2.180000000%
0.00
0.00
0.000000000
1.98000000%
0.000000000
073879ET1
II-A
500,129,250.00
500,129,250.00
7,150,467.78
0.00
492,978,782.22
742,691.94
1000.000000000
0.000000000
0.000000000
1000.000000000
1.680000000
2.440000000%
0.00
0.00
0.000000000
2.24000000%
0.000000000
073879EU8
M-1
56,233,000.00
56,233,000.00
0.00
0.00
56,233,000.00
94,471.44
1000.000000000
0.000000000
0.000000000
1000.000000000
2.092499946
2.990000000%
0.00
0.00
0.000000000
2.79000000%
0.000000000
073879EV6
M-2
46,453,000.00
46,453,000.00
0.00
0.00
46,453,000.00
97,202.90
1000.000000000
0.000000000
0.000000000
1000.000000000
2.280000000
3.240000000%
0.00
0.00
0.000000000
3.04000000%
0.000000000
073879EW4
M-3
12,713,000.00
12,713,000.00
0.00
0.00
12,713,000.00
28,985.64
1000.000000000
0.000000000
0.000000000
1000.000000000
2.580000000
3.640000000%
0.00
0.00
0.000000000
3.44000000%
0.000000000
073879EX2
M-4
11,736,000.00
11,736,000.00
0.00
0.00
11,736,000.00
30,278.88
1000.000000000
0.000000000
0.000000000
1000.000000000
2.692500000
3.790000000%
0.00
0.00
0.000000000
3.59000000%
0.000000000
073879EY0
M-5
9,780,000.00
9,780,000.00
0.00
0.00
9,780,000.00
26,332.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.042500000
5.590000000%
0.00
0.00
0.000000000
5.39000000%
0.000000000
073879EZ7
M-6
8,312,000.00
8,312,000.00
0.00
0.00
8,312,000.00
33,601.26
1000.000000000
0.000000000
0.000000000
1000.000000000
4.230000660
5.840000000%
0.00
0.00
0.000000000
5.64000000%
0.000000000
073879FA1
M-7A
7,579,500.00
7,579,500.00
0.00
0.00
7,579,500.00
32,061.29
1000.000000000
0.000000000
0.000000000
1000.000000000
4.230000660
5.840000000%
0.00
0.00
0.000000000
5.64000000%
0.000000000
073879FB9
M-7B
7,579,500.00
7,579,500.00
0.00
0.00
7,579,500.00
32,061.29
1000.000000000
0.000000000
0.000000000
1000.000000000
148.323592385
0.00
0.00
0.000000000
N/A
0.000000000
CE
25,427,258.33
25,427,258.33
0.00
0.00
25,427,258.33
3,771,462.30
1000.000000000
0.000000000
0.000000000
1000.000000000
1060909.600000000
0.00
106,090.96
1060909.600000000
N/A
0.000000000
N
P
100.00
100.00
0.00
0.00
100.00
106,090.96
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879FX1
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
R-2
0.00
0.00
0.00
0.00
0.00
0.00
24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.037799%
1.640000%
1.840000%
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC II
Statement Date:
ABN AMRO Acct: 722035.3
Total P&I Payment
0.00
106,090.96
977,963,508.33
977,963,508.33
16,357,484.46
Total
967,038,755.25
10,924,753.08
0.00
5,432,731.38
24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.037799%
1.640000%
1.840000%
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC III
Statement Date:
ABN AMRO Acct: 722035.3
1000.000000000
0.000000000
0.000000000
1000.000000000
148.323592385
0.00
3,771,462.30
148.323592385
N/A
0.000000000
073879FW3
CE
25,427,258.33
25,427,258.33
0.00
0.00
25,427,258.33
3,771,462.30
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS135
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
3,771,462.30
25,427,258.33
25,427,258.33
3,771,462.30
Total
25,427,258.33
0.00
0.00
3,771,462.30
24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.037799%
1.640000%
1.840000%
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC IV
Statement Date:
ABN AMRO Acct: 722035.3
1000.000000000
0.000000000
0.000000000
1000.000000000
1060909.600000000
0.00
106,090.96
1060909.600000000
N/A
0.000000000
073879FV5
P
100.00
100.00
0.00
0.00
100.00
106,090.96
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879FZ6
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
106,090.96
100.00
100.00
106,090.96
Total
100.00
0.00
0.00
106,090.96
24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
5,432,731.37
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
756,020.02
45,388.45
10,123,344.61
0.00
0.00
0.00
16,358,951.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
977,963,508.33
756,020.02
10,168,733.06
0.00
0.00
0.00
967,038,755.25
5,999
55
0
0
5,944
397,240.55
Extra Principal
Trigger Event
No
0.00
10,924,753.08
Over Collateralization Amt
25,427,258.33
Less Extra Principal
Remittance Interest
0.00
5,432,731.37
0.00
10,168,733.06
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,466.95
5,434,198.32
Total Fees
398,707.49
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
1,466.95
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Statement Date:
Cash Reconciliation Summary First Lien Loans
Interest Summary
Total Trustee Fees
Available Interest
4,964,802.60
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
719,873.84
40,816.11
9,674,071.79
0.00
0.00
0.00
15,400,967.54
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
935,462,656.30
719,873.84
9,714,887.90
0.00
0.00
0.00
925,027,894.56
4,865
48
0
0
4,817
380,464.92
Extra Principal
Trigger Event
No
0.00
10,434,761.74
Over Collateralization Amt
25,427,258.33
Less Extra Principal
Remittance Interest
0.00
4,964,802.60
0.00
9,714,887.90
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,403.19
4,966,205.80
Total Fees
381,868.12
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
1,403.19
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Statement Date:
Cash Reconciliation Summary Second Lien Loans
Interest Summary
Total Trustee Fees
Available Interest
361,837.81
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
36,146.18
4,572.34
449,272.82
0.00
0.00
0.00
851,892.90
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
42,500,852.03
36,146.18
453,845.16
0.00
0.00
0.00
42,010,860.69
1,134
7
0
0
1,127
16,775.62
Extra Principal
Trigger Event
No
0.00
489,991.34
Over Collateralization Amt
25,427,258.33
Less Extra Principal
Remittance Interest
0.00
361,837.81
0.00
453,845.16
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(63.75
361,901.56
Total Fees
16,839.37
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
63.75
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
3,418,586.24
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
425,582.77
11,945.72
8,178,346.98
0.00
0.00
0.00
12,035,413.32
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
634,411,012.62
425,582.77
8,190,292.70
0.00
0.00
0.00
625,795,137.15
3,268
39
0
0
3,229
256,148.39
Extra Principal
Trigger Event
No
0.00
8,615,875.47
Over Collateralization Amt
25,427,258.33
Less Extra Principal
Remittance Interest
0.00
3,418,586.24
0.00
8,190,292.70
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(951.62
3,419,537.85
Total Fees
257,100.00
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
951.62
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
248,885.38
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
35,663.54
586.75
401,254.47
0.00
0.00
0.00
686,464.09
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
49,301,972.65
35,663.54
401,841.22
0.00
0.00
0.00
48,864,467.89
232
2
0
0
230
20,542.49
Extra Principal
Trigger Event
No
0.00
437,504.76
Over Collateralization Amt
25,427,258.33
Less Extra Principal
Remittance Interest
0.00
248,885.38
0.00
401,841.22
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(73.95
248,959.33
Total Fees
20,616.44
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
73.95
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
1,659,168.80
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
294,773.71
32,855.98
1,543,743.16
0.00
0.00
0.00
3,530,983.02
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
294,250,523.06
294,773.71
1,576,599.14
0.00
0.00
0.00
292,379,150.21
2,499
14
0
0
2,485
120,549.67
Extra Principal
Trigger Event
No
0.00
1,871,372.85
Over Collateralization Amt
25,427,258.33
Less Extra Principal
Remittance Interest
0.00
1,659,168.80
0.00
1,576,599.14
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(441.38
1,659,610.17
Total Fees
120,991.05
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
441.38
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
27
49,774.14
0.00
49,774.14
49,774.14
Act/360
0.00
0.00
0.00
1,016,300.66
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
27
74,111.69
0.00
74,111.69
74,111.69
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-3
27
313,605.00
0.00
313,605.00
313,605.00
Act/360
0.00
0.00
0.00
2,474,379.69
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A
27
742,691.94
0.00
742,691.94
742,691.94
Act/360
0.00
0.00
0.00
6,678,052.71
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
27
94,471.44
0.00
94,471.44
94,471.44
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
27
97,202.90
0.00
97,202.90
97,202.90
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
27
28,985.64
0.00
28,985.64
28,985.64
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
27
30,278.88
0.00
30,278.88
30,278.88
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
27
26,332.65
0.00
26,332.65
26,332.65
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
27
33,601.26
0.00
33,601.26
33,601.26
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7A
27
32,061.29
0.00
32,061.29
32,061.29
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7B
27
32,061.29
0.00
32,061.29
32,061.29
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
3,771,462.30
0.00
3,771,462.30
3,771,462.30
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
106,090.96
106,090.96
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,326,640.42
5,432,731.38
5,432,731.38
0.00
0.00
0.00
10,168,733.06
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
106,090.96
106,090.96
Total Excess Allocated to the Bonds
106,090.96
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
106,090.96
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
073879FX1
NR
NR
NR
CE
073879FW3
NR
NR
NR
R-3
9ABSS135
NR
NR
NR
P
073879FV5
NR
NR
NR
R-X
073879FZ6
NR
NR
NR
I-A-1
073879EQ7
NR
Aaa
AAA
I-A-2
073879ER5
NR
Aaa
AAA
I-A-3
073879ES3
NR
Aaa
AAA
II-A
073879ET1
NR
Aaa
AAA
M-1
073879EU8
NR
Aa2
AA+
M-2
073879EV6
NR
A2
AA-
M-3
073879EW4
NR
A3
A+
M-4
073879EX2
NR
Baa1
A
M-5
073879EY0
NR
Baa2
A-
M-6
073879EZ7
NR
Baa3
BBB+
M-7A
073879FA1
NR
Ba2
BBB-
M-7B
073879FB9
NR
Ba2
BBB-
R-2
073879FY9
NR
NR
NR

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.08%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
5
769,347
0
0
0
0
0
0
5,939
966,269,408
99.92%
99.92%

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
First Lien Loans
0.10%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
5
769,347
0
0
0
0
0
0
4,812
924,258,548
99.90%
99.92%

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Second Lien Loans
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
1,127
42,010,861
100.00%
100.00%

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
0.15%
0.12%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
5
769,347
0
0
0
0
0
0
3,224
625,025,790
99.85%
99.88%

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
230
48,864,468
100.00%
100.00%

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
2,485
292,379,150
100.00%
100.00%

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
84,687
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - First Lien Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
84,687
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Second Lien Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.03%
0.01%
0
0
1
84,687
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Sep-04
5,944
99.08%
967,038,755
98.88%
0.92%
1.04%
0
0.00%
0
0.00%
351
7.04%
6.54%
55
10,123,345
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
First Lien Loans
27-Sep-04
4,817
80.30%
925,027,895
94.59%
0.99%
1.03%
0
0.00%
0
0.00%
353
6.87%
6.37%
48
9,674,072
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Second Lien Loans
27-Sep-04
1,127
18.79%
42,010,861
4.30%
0.62%
1.06%
0
0.00%
0
0.00%
296
10.72%
10.22%
7
449,273
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
27-Sep-04
3,229
53.83%
625,795,137
63.99%
1.19%
1.29%
0
0.00%
0
0.00%
356
6.97%
6.47%
39
8,178,347
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
27-Sep-04
230
3.83%
48,864,468
5.00%
0.86%
0.81%
0
0.00%
0
0.00%
356
6.56%
6.06%
2
401,254
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
27-Sep-04
2,485
41.42%
292,379,150
29.90%
0.56%
0.52%
0
0.00%
0
0.00%
337
7.27%
6.77%
14
1,543,743
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
N/A
25-Oct-04
31-Aug-04
Asset-Backed Certificates
Series 2004-HE7
ABN AMRO Acct: 722035.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
24-Sep-2004 - 13:16 (S119-S136) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..